UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 4, 2019

Del Frisco’s Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35611	20-8453116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 Ranch Trail

Irving, Texas

(Address of principal executive offices, including zip code)

(469) 913-1845

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	DFRG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Securities Holders

On September 4, 2019, Del Frisco’s Restaurant Group, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) at the Del Frisco’s Double Eagle located in Dallas, Texas.

As of July 23, 2019, the record date for the Special Meeting, there were 33,490,983 shares of the Company’s common stock outstanding and entitled to vote. At the Special Meeting, 22,668,175 shares, or approximately 67.68% of all outstanding shares of common stock, were present either in person or by proxy.

At the Special Meeting, three proposals were considered:

(1) The proposal to adopt the Agreement and Plan of Merger, dated as of June 23, 2019 (the “Merger Agreement”), by and among the Company, Harlan Parent, Inc. (“Parent”), and Harlan Merger Sub, Inc. (“Merger Sub”). Parent and Merger Sub were formed by affiliates of L Catterton. Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Merger Proposal”).

(2) The proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”).

(3) The proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

At the Special Meeting, the Merger Proposal and the Compensation Proposal were approved by stockholders. Sufficient votes were also received to approve the Adjournment Proposal, but such an adjournment was not necessary in light of the approval of the Merger Proposal. The table below shows the final voting results from the Special Meeting.

	For	Against	Abstain
Proposal 1 – The Merger Proposal	22,420,433	42,917	204,825
Proposal 2 – The Compensation Proposal	16,247,404	6,202,241	218,530
Proposal 3 – The Adjournment Proposal	21,530,089	932,335	205,751

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL FRISCO’S RESTAURANT GROUP, INC.

By:	/s/ Neil H. Thomson
Neil H. Thomson Chief Financial Officer

Date: September 4, 2019